UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N‑CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811‑21670

Eaton Vance Enhanced Equity Income Fund II
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

Deidre E. Walsh
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(617) 482‑8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
June 30, 2023
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Enhanced Equity Income Fund II (EOS)
Semiannual Report
June 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.
The Fund currently distributes monthly cash distributions equal to $0.1152 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.
The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report June 30, 2023
Eaton Vance
Enhanced Equity Income Fund II

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Performance

Portfolio Manager(s) Douglas R. Rogers, CFA, CMT
% Average Annual Total Returns[1]	Inception Date	Six Months	One Year	Five Years	Ten Years
Fund at NAV	01/31/2005	23.14%	22.76%	9.88%	12.06%
Fund at Market Price	—	12.65	20.63	8.78	12.55

Russell 1000® Growth Index	—	29.02%	27.11%	15.13%	15.74%
Cboe S&P 500 BuyWrite IndexSM	—	10.47	9.02	4.42	6.26
Cboe NASDAQ-100 BuyWrite IndexSM	—	19.25	14.33	5.18	7.59
% Premium/Discount to NAV[2]
As of period end	(3.87)%
Distributions[3]
Total Distributions per share for the period	$0.691
Distribution Rate at NAV	7.43%
Distribution Rate at Market Price	7.73
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Fund Profile

Sector Allocation (% of total investments)[1]
Top 10 Holdings (% of total investments)[1]
Microsoft Corp.	9.7%
Apple, Inc.	7.9
Alphabet, Inc., Class C	7.7
Amazon.com, Inc.	7.4
NVIDIA Corp.	4.3
Adobe, Inc.	3.6
Visa, Inc., Class A	3.0
Intuit, Inc.	2.4
Analog Devices, Inc.	2.3
Lam Research Corp.	2.2
Total	50.5%

Footnotes:
[1]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Endnotes and Additional Disclosures

[1]	Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Cboe S&P 500 BuyWrite IndexSM measures the performance of a hypothetical buy-write strategy on the S&P 500® Index. Cboe NASDAQ–100 BuyWrite IndexSM measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ–100® Index and writes (sells) NASDAQ–100® Index covered call options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
[3]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
Fund profile subject to change due to active management.
Important Notice to Shareholders
On January 26, 2023, the Fund’s Board of Trustees voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the Fund’s By-Laws from the Control Share Provisions of the Fund’s By-Laws.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Portfolio of Investments (Unaudited)

Common Stocks — 100.1%(1)
Security	Shares	Value
Aerospace & Defense — 0.9%
HEICO Corp.	49,209	$ 8,707,041
		$ 8,707,041
Automobile Components — 1.0%
Aptiv PLC(2)	89,895	$ 9,177,381
		$ 9,177,381
Automobiles — 1.1%
Tesla, Inc.(2)	39,612	$ 10,369,233
		$ 10,369,233
Beverages — 1.5%
Coca-Cola Co. (The)	245,630	$ 14,791,839
		$ 14,791,839
Biotechnology — 0.5%
Vertex Pharmaceuticals, Inc.(2)	13,876	$ 4,883,103
		$ 4,883,103
Broadline Retail — 7.5%
Amazon.com, Inc.(2)	557,970	$ 72,736,969
		$ 72,736,969
Building Products — 0.8%
Trane Technologies PLC	42,541	$ 8,136,392
		$ 8,136,392
Capital Markets — 3.1%
Intercontinental Exchange, Inc.	95,777	$ 10,830,463
S&P Global, Inc.	29,195	11,703,984
Tradeweb Markets, Inc., Class A	116,434	7,973,400
		$ 30,507,847
Commercial Services & Supplies — 2.2%
Copart, Inc.(2)	107,784	$ 9,830,978
Waste Connections, Inc.	79,633	11,381,945
		$ 21,212,923
Consumer Staples Distribution & Retail — 2.3%
Costco Wholesale Corp.	27,624	$ 14,872,209
Security	Shares	Value
Consumer Staples Distribution & Retail (continued)
Walmart, Inc.	46,357	$ 7,286,393
		$ 22,158,602
Electrical Equipment — 1.5%
AMETEK, Inc.	89,973	$ 14,564,829
		$ 14,564,829
Entertainment — 1.6%
Netflix, Inc.(2)	34,375	$ 15,141,844
		$ 15,141,844
Financial Services — 4.0%
Mastercard, Inc., Class A	7,255	$ 2,853,391
Shift4 Payments, Inc., Class A(2)	99,144	6,732,869
Visa, Inc., Class A	122,831	29,169,906
		$ 38,756,166
Food Products — 1.1%
Mondelez International, Inc., Class A	149,996	$ 10,940,708
		$ 10,940,708
Ground Transportation — 0.9%
Uber Technologies, Inc.(2)	198,190	$ 8,555,862
		$ 8,555,862
Health Care Equipment & Supplies — 4.2%
Boston Scientific Corp.(2)	92,770	$ 5,017,929
Edwards Lifesciences Corp.(2)	53,766	5,071,747
Inspire Medical Systems, Inc.(2)	15,579	5,057,567
Intuitive Surgical, Inc.(2)	60,042	20,530,762
Stryker Corp.	16,649	5,079,443
		$ 40,757,448
Health Care Providers & Services — 1.8%
UnitedHealth Group, Inc.	35,962	$ 17,284,776
		$ 17,284,776
Hotels, Restaurants & Leisure — 1.2%
Starbucks Corp.	120,696	$ 11,956,146
		$ 11,956,146
Interactive Media & Services — 9.7%
Alphabet, Inc., Class C(2)	622,228	$ 75,270,921
Meta Platforms, Inc., Class A(2)	67,563	19,389,230
		$ 94,660,151

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Portfolio of Investments (Unaudited) — continued

Security	Shares	Value
IT Services — 1.5%
Accenture PLC, Class A	47,849	$ 14,765,244
		$ 14,765,244
Life Sciences Tools & Services — 1.3%
Danaher Corp.	19,867	$ 4,768,080
Illumina, Inc.(2)	40,156	7,528,849
		$ 12,296,929
Pharmaceuticals — 2.2%
Eli Lilly & Co.	45,229	$ 21,211,496
		$ 21,211,496
Professional Services — 2.4%
Paycom Software, Inc.	32,009	$ 10,282,571
TransUnion	161,020	12,612,697
		$ 22,895,268
Real Estate Management & Development — 1.1%
FirstService Corp.	71,277	$ 10,983,073
		$ 10,983,073
Semiconductors & Semiconductor Equipment — 11.2%
Advanced Micro Devices, Inc.(2)	65,103	$ 7,415,883
Analog Devices, Inc.	113,685	22,146,975
Lam Research Corp.	34,378	22,100,241
NVIDIA Corp.	100,622	42,565,118
QUALCOMM, Inc.	126,646	15,075,940
		$109,304,157
Software — 21.1%
Adobe, Inc.(2)	72,244	$ 35,326,594
Autodesk, Inc.(2)	35,834	7,331,995
Fair Isaac Corp.(2)	6,167	4,990,398
Fortinet, Inc.(2)	135,330	10,229,595
Intuit, Inc.	50,857	23,302,169
Microsoft Corp.	280,404	95,488,778
NICE, Ltd. ADR(2)	31,431	6,490,501
Salesforce, Inc.(2)	75,572	15,965,341
Zscaler, Inc.(2)	43,331	6,339,325
		$205,464,696
Specialty Retail — 3.2%
Home Depot, Inc. (The)	31,168	$ 9,682,027
Security	Shares	Value
Specialty Retail (continued)
TJX Cos., Inc. (The)	255,529	$ 21,666,304
		$ 31,348,331
Technology Hardware, Storage & Peripherals — 7.9%
Apple, Inc.	398,426	$ 77,282,691
		$ 77,282,691
Textiles, Apparel & Luxury Goods — 1.3%
Lululemon Athletica, Inc.(2)	12,365	$ 4,680,153
NIKE, Inc., Class B	75,847	8,371,233
		$ 13,051,386
Total Common Stocks (identified cost $496,533,912)		$973,902,531

Short-Term Investments — 0.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.03%(3)	6,053,454	$ 6,053,454
Total Short-Term Investments (identified cost $6,053,454)		$ 6,053,454
Total Investments — 100.7% (identified cost $502,587,366)		$979,955,985
Total Written Covered Call Options — (0.7)% (premiums received $6,726,896)		$ (7,012,919)
Other Assets, Less Liabilities — 0.0%(4)		$ 392,976
Net Assets — 100.0%		$973,336,042
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	All or a portion of each applicable common stock for which a written call option is outstanding at June 30, 2023 has been pledged as collateral for such written option.
(2)	Non-income producing security.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of June 30, 2023.
(4)	Amount is less than 0.05%.

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Portfolio of Investments (Unaudited) — continued

Written Covered Call Options (Exchange-Traded) — (0.7)%
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Accenture PLC, Class A	190	$ 5,863,020	$330	7/14/23	$ (4,275)
Adobe, Inc.	360	17,603,640	525	7/21/23	(94,860)
Advanced Micro Devices, Inc.	325	3,702,075	118	7/28/23	(122,687)
Alphabet, Inc., Class C	3,110	37,621,670	126	8/4/23	(752,620)
Amazon.com, Inc.	2,785	36,305,260	138	7/28/23	(729,670)
AMETEK, Inc.	445	7,203,660	160	7/21/23	(157,975)
Analog Devices, Inc.	515	10,032,715	200	7/14/23	(70,812)
Apple, Inc.	1,990	38,600,030	195	8/4/23	(1,044,750)
Aptiv PLC	445	4,543,005	110	7/21/23	(18,913)
Autodesk, Inc.	175	3,580,675	215	7/28/23	(41,125)
Coca-Cola Co. (The)	1,225	7,376,950	64	7/28/23	(4,900)
Copart, Inc.	535	4,879,735	95	7/21/23	(17,388)
Costco Wholesale Corp.	135	7,268,130	540	7/28/23	(109,012)
Danaher Corp.	95	2,280,000	255	7/28/23	(21,613)
Edwards Lifesciences Corp.	265	2,499,745	95	7/21/23	(40,413)
Eli Lilly & Co.	195	9,145,110	465	7/14/23	(180,862)
HEICO Corp.	245	4,335,030	175	7/21/23	(134,750)
Home Depot, Inc. (The)	155	4,814,920	315	7/14/23	(32,705)
Illumina, Inc.	200	3,749,800	220	7/14/23	(45,000)
Inspire Medical Systems, Inc.	75	2,434,800	330	7/21/23	(59,250)
Intercontinental Exchange, Inc.	490	5,540,920	115	7/21/23	(33,075)
Intuit, Inc.	250	11,454,750	480	7/28/23	(131,250)
Intuitive Surgical, Inc.	300	10,258,200	345	7/21/23	(262,500)
Lam Research Corp.	170	10,928,620	685	8/4/23	(227,309)
Lululemon Athletica, Inc.	60	2,271,000	375	7/7/23	(36,300)
Mastercard, Inc., Class A	35	1,376,550	405	8/4/23	(15,333)
Microsoft Corp.	1,400	47,675,600	360	8/4/23	(642,022)
Mondelez International, Inc., Class A	745	5,434,030	75	8/4/23	(50,288)
Netflix, Inc.	140	6,166,860	440	7/7/23	(99,400)
NICE, Ltd. ADR	160	330,400	220	7/21/23	(24,800)
NIKE, Inc., Class B	375	4,138,875	112	7/14/23	(42,188)
NVIDIA Corp.	500	21,151,000	455	8/4/23	(484,792)
Paycom Software, Inc.	160	5,139,840	330	7/21/23	(83,200)
QUALCOMM, Inc.	630	7,499,520	122	7/7/23	(25,200)
S&P Global, Inc.	145	5,812,905	410	8/4/23	(88,450)
Salesforce, Inc.	375	7,922,250	220	7/21/23	(66,000)
Shift4 Payments, Inc., Class A	495	3,361,545	70	7/21/23	(99,000)
Starbucks Corp.	600	5,943,600	101	7/14/23	(33,000)
Stryker Corp.	80	2,440,720	310	8/18/23	(56,000)
Tesla, Inc.	195	5,104,515	290	7/14/23	(61,912)
TJX Cos., Inc. (The)	1,275	10,810,725	84	7/28/23	(259,462)
Tradeweb Markets, Inc., Class A	580	3,971,840	75	7/21/23	(8,700)

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Portfolio of Investments (Unaudited) — continued

Written Covered Call Options (Exchange-Traded) (continued)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Trane Technologies PLC	210	$ 4,016,460	$195	7/21/23	$ (37,275)
TransUnion	805	6,305,565	80	7/21/23	(110,687)
Uber Technologies, Inc.	990	4,273,830	47	7/28/23	(37,620)
UnitedHealth Group, Inc.	175	8,411,200	500	7/28/23	(74,375)
Vertex Pharmaceuticals, Inc.	65	2,287,415	360	7/28/23	(24,700)
Visa, Inc., Class A	610	14,486,280	245	8/4/23	(161,345)
Walmart, Inc.	155	2,436,290	160	7/21/23	(10,540)
Waste Connections, Inc.	395	5,645,735	150	8/18/23	(38,746)
Zscaler, Inc.	215	3,145,450	160	7/7/23	(3,870)
Total					$(7,012,919)
Abbreviations:
ADR	– American Depositary Receipt

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Statement of Assets and Liabilities (Unaudited)

June 30, 2023
Assets
Unaffiliated investments, at value (identified cost $496,533,912)	$973,902,531
Affiliated investments, at value (identified cost $6,053,454)	6,053,454
Cash	31,906
Dividends receivable	303,226
Dividends receivable from affiliated investments	6,997
Receivable for premiums on written options	1,408,201
Tax reclaims receivable	51,066
Total assets	$981,757,381
Liabilities
Written options outstanding, at value (premiums received $6,726,896)	$7,012,919
Payable for closed written options	184,196
Payable to affiliates:
Investment adviser fee	782,302
Trustees' fees	13,650
Accrued expenses	428,272
Total liabilities	$8,421,339
Net Assets	$973,336,042
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$523,074
Additional paid-in capital	476,850,504
Distributable earnings	495,962,464
Net Assets	$973,336,042
Common Shares Issued and Outstanding	52,307,415
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$18.61

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Statement of Operations (Unaudited)

Six Months Ended
June 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $11,040)	$3,879,953
Dividend income from affiliated investments	100,096
Total investment income	$3,980,049
Expenses
Investment adviser fee	$4,404,313
Trustees’ fees and expenses	24,477
Custodian fee	137,684
Transfer and dividend disbursing agent fees	9,099
Legal and accounting services	48,845
Printing and postage	172,176
Miscellaneous	31,775
Total expenses	$4,828,369
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$3,700
Total expense reductions	$3,700
Net expenses	$4,824,669
Net investment loss	$(844,620)
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$73,341,322
Written options	(16,943,009)
Foreign currency transactions	131
Net realized gain	$56,398,444
Change in unrealized appreciation (depreciation):
Investments	$132,508,052
Written options	(2,538,517)
Net change in unrealized appreciation (depreciation)	$129,969,535
Net realized and unrealized gain	$186,367,979
Net increase in net assets from operations	$185,523,359

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets
From operations:
Net investment loss	$(844,620)	$(1,043,183)
Net realized gain	56,398,444	55,804,003
Net change in unrealized appreciation (depreciation)	129,969,535	(382,397,093)
Net increase (decrease) in net assets from operations	$185,523,359	$(327,636,273)
Distributions to shareholders	$(36,147,657)*	$(54,766,262)
Tax return of capital to shareholders	$—	$(27,939,121)
Capital share transactions:
Proceeds from shelf offering, net of offering costs (see Note 5)	$3,135,845	$14,536,059
Reinvestment of distributions	682,078	3,923,654
Net increase in net assets from capital share transactions	$3,817,923	$18,459,713
Net increase (decrease) in net assets	$153,193,625	$(391,881,943)
Net Assets
At beginning of period	$820,142,417	$1,212,024,360
At end of period	$973,336,042	$820,142,417
*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Financial Highlights

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value — Beginning of period	$15.750	$23.720	$21.200	$17.530	$14.820	$15.770
Income (Loss) From Operations
Net investment loss(1)	$(0.016)	$(0.020)	$(0.082)	$(0.063)	$(0.026)	$(0.027)
Net realized and unrealized gain (loss)	3.565	(6.352)	3.971	4.819	4.015	0.127
Total income (loss) from operations	$3.549	$(6.372)	$3.889	$4.756	$3.989	$0.100
Less Distributions
From net investment income	$(0.691)*	$—	$—	$—	$—	$—
From net realized gain	—	(1.062)	(1.284)	(0.037)	(1.284)(2)	(1.050)
Tax return of capital	—	(0.541)	(0.094)	(1.050)	—	—
Total distributions	$(0.691)	$(1.603)	$(1.378)	$(1.087)	$(1.284)	$(1.050)
Premium from common shares sold through shelf offering (see Note 5)(1)	$0.002	$0.005	$0.009	$0.001	$0.005	$—
Net asset value — End of period	$18.610	$15.750	$23.720	$21.200	$17.530	$14.820
Market value — End of period	$17.890	$16.550	$24.590	$21.690	$17.830	$14.670
Total Investment Return on Net Asset Value(3)	23.14%(4)	(27.40)%	18.82%	28.55%	27.71%	0.21%
Total Investment Return on Market Value(3)	12.65%(4)	(26.42)%	20.40%	29.31%	31.22%	2.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$973,336	$820,142	$1,212,024	$1,055,567	$859,315	$707,577
Ratios (as a percentage of average daily net assets):
Expenses	1.09%(5)(6)	1.09%(6)	1.08%	1.09%	1.09%	1.10%
Net investment loss	(0.19)%(5)	(0.11)%	(0.36)%	(0.35)%	(0.16)%	(0.17)%
Portfolio Turnover	22%(4)	15%	18%	38%	40%	44%
(1)	Computed using average shares outstanding.
(2)	The tax character of a portion of the distribution ($0.069 per share) was based on management’s estimate and was subsequently determined to be $0.063 per share of tax return of capital and $0.006 per share from net realized gain.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the six months ended June 30, 2023 and the year ended December 31, 2022).
*	A portion of the distributions may be deemed from net realized gain or a tax return of capital at year-end. See Note 2.

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies
Eaton Vance Enhanced Equity Income Fund II (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.
Foreign Currencies. Foreign currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of June 30, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Other assets and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Notes to Financial Statements (Unaudited) — continued

G  Indemnifications—Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Written Options—Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
I  Interim Financial Statements—The interim financial statements relating to June 30, 2023 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.
2  Distributions to Shareholders and Income Tax Information
Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2023, the amount of distributions estimated to be a tax return of capital was approximately $9,315,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at June 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$496,386,768
Gross unrealized appreciation	$484,632,203
Gross unrealized depreciation	(8,075,905)
Net unrealized appreciation	$476,556,298

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Notes to Financial Statements (Unaudited) — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets, as defined in the investment advisory agreement, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. During the six months ended June 30, 2023, the Fund had no obligations attributable to investment leverage. For the six months ended June 30, 2023, the Fund's investment adviser fee amounted to $4,404,313. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the six months ended June 30, 2023, the investment adviser fee paid was reduced by $3,700 relating to the Fund’s investment in the Liquidity Fund. EVM also serves as administrator of the Fund, but receives no compensation.
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2023, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $197,532,894 and $247,927,019, respectively, for the six months ended June 30, 2023.
5  Common Shares of Beneficial Interest and Shelf Offering
Common shares issued by the Fund pursuant to its dividend reinvestment plan for the six months ended June 30, 2023 and the year ended December 31, 2022 were 41,555 and 219,038, respectively.
In August 2012, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended June 30, 2023 and the year ended December 31, 2022.
Pursuant to a registration statement filed with the SEC, the Fund is authorized to issue up to an additional 3,983,069 common shares through an equity shelf offering program (the "shelf offering"). Under the shelf offering, the Fund, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Fund’s net asset value per common share. During the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund sold 189,984 and 753,923 common shares, respectively, and received proceeds (net of offering costs) of $3,135,845 and $14,536,059, respectively, through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $80,599 for the six months ended June 30, 2023 and $245,255 for the year ended December 31, 2022. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Fund's shares and is entitled to receive a sales commission from the Fund of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Fund was informed that the sales commissions retained by EVD during the six months ended June 30, 2023 and the year ended December 31, 2022 were $6,335 and $29,366, respectively.
6  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2023 is included in the Portfolio of Investments. At June 30, 2023, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes covered call options on individual stocks above the current value of the stock to generate premium income. In writing call options on individual stocks, the Fund in effect sells potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying stock decline.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Notes to Financial Statements (Unaudited) — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at June 30, 2023 was as follows:
	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)
Written options	$ —	$(7,012,919)
(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended June 30, 2023 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Written options	$(16,943,009)	$(2,538,517)
(1)	Statement of Operations location: Net realized gain (loss): Written options.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Written options.
The average number of written options contracts outstanding during the six months ended June 30, 2023, which is indicative of the volume of this derivative type, was 29,724 contracts.
7  Affiliated Investments
At June 30, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $6,053,454, which represents 0.6% of the Fund's net assets. Transactions in such investments by the Fund for the six months ended June 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$6,562,058	$66,849,881	$(67,358,485)	$ —	$ —	$6,053,454	$100,096	6,053,454
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Notes to Financial Statements (Unaudited) — continued

At June 30, 2023, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$973,902,531*	$ —	$ —	$973,902,531
Short-Term Investments	6,053,454	—	—	6,053,454
Total Investments	$ 979,955,985	$ —	$ —	$979,955,985
Liability Description
Written Covered Call Options	$ (7,012,919)	$ —	$ —	$ (7,012,919)
Total	$ (7,012,919)	$ —	$ —	$ (7,012,919)
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 12, 2023. The following action was taken by the shareholders:
Proposal 1(a): The election of Thomas E. Faust Jr., Cynthia E. Frost, Keith Quinton and Scott E. Wennerholm as Class I Trustees of the Fund for a three-year term expiring in 2026.
	Number of Shares
Nominees for Trustee	For	Withheld
Thomas E. Faust Jr.	40,865,571	1,435,242
Cynthia E. Frost	40,717,906	1,582,907
Keith Quinton	40,850,156	1,450,657
Scott E. Wennerholm	40,838,385	1,462,428

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1   for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
 1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser.  Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives.  The Board also received information regarding risk management techniques employed in connection with the management of the funds.  The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters.  In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees.  The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor.  The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement.  In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Enhanced Equity Income Fund II (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement.  Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund.  In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in particular markets and implementing the Fund’s options strategy.  The Board considered that the Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources.  The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals.  In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services.  The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.  The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund.  In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof.  The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, portfolio valuation, business continuity and the allocation of investment opportunities.  The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a customized peer group of similarly managed funds.  The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.  In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group and lower than the median performance of the Fund’s custom peer group for the three-year period.  The Board also noted that the performance of the Fund was higher than its secondary benchmark indexes and lower than its primary benchmark index for the three-year period.  The Board noted certain actions taken by the Adviser to address Fund performance, and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, and determined to continue to monitor and evaluate their effectiveness over time.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”).  As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.  The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisoryand related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group.  The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.  The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases.  Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser.  The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that, notwithstanding that the Fund is authorized to issue additional common shares through a shelf offering, the Fund’s assets are not expected to increase materially in the foreseeable future.  Accordingly, the Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

Eaton Vance
Enhanced Equity Income Fund II
June 30, 2023
Officers and Trustees

Officers
R. Kelly Williams, Jr. President	Nicholas S. Di Lorenzo Secretary
Deidre E. Walsh Vice President and Chief Legal Officer	Richard F. Froio Chief Compliance Officer
James F. Kirchner Treasurer
Trustees
George J. Gorman Chairperson
Alan C. Bowser(1)
Mark R. Fetting
Cynthia E. Frost
Valerie A. Mosley
Anchal Pachnanda*(2)
Keith Quinton
Marcus L. Smith
Susan J. Sutherland
Scott E. Wennerholm
Nancy A. Wiser

*	Interested Trustee
(1)	Mr. Bowser began serving as Trustee effective January 4, 2023.
(2)	Ms. Pachnanda began serving as Trustee effective April 1, 2023.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Equiniti Trust Company, LLC (“EQ”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise.If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program. The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Fund Offices
Two International Place
Boston, MA 02110

7743    6.30.23

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund II

By:	/s/ R. Kelly Williams, Jr.
R. Kelly Williams, Jr.
President

Date:	August 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 22, 2023

By:	/s/ R. Kelly Williams, Jr.
R. Kelly Williams, Jr.
President

Date:	August 22, 2023